UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2010

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
(Address of Principal Executive Offices)

(905) 455-1990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On November 8, 2010, Sunrich LLC (“Sunrich”), an indirect wholly-owned subsidiary of SunOpta Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with Thomas Miller, Charles Considine and Timothy Egeland (the “Sellers”), pursuant to which Sunrich agreed to acquire (the “Acquisition”) all outstanding shares of Dahlgren & Company, Inc. (“Dahlgren”) for cash consideration of $44 million, subject to certain post-closing adjustments described in the Agreement, plus an earn-out based on pre-determined targets over the next two years. The Acquisition was completed on the same date. Sunrich and the Sellers made customary representations, warranties and covenants in the Agreement, and Sunrich and the Sellers agreed to indemnify each other for losses relating to breaches in of each party’s representations and warranties and for certain other matters. At the closing of the Acquisition, the Company executed a guaranty of the satisfaction of Sunrich’s obligations and the performance of Sunrich’s covenants under the Agreement.

          The foregoing description of the Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K. The representations and warranties contained in the Agreement are made for, among other things, the purpose of allocation of risk and as conditions to closing, may be subject to exceptions in the disclosure schedules provided in accordance with the Agreement, are not necessarily accurate or complete as made, and should not be relied upon by any of our shareholders or potential investors.

          The financial statements of Dahlgren and the pro forma financial information required under Item 9.01 of this Current Report on Form 8-K will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

          The information required by Item 2.01 is contained in Item 1.01 and is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

          On November 8, 2010, the Company issued a press release announcing the completion of the Acquisition described above. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

          The financial statements of Dahlgren required by this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information

          The unaudited pro forma financial information required by this Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)      Exhibits

          The list of exhibits in the Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ John Dietrich

John Dietrich
Vice President, Corporate Development
and Secretary

Date	November 10, 2010

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of November 8, 2010, by and among Sunrich LLC, Thomas Miller, Charles Considine and Timothy Egeland *

99.1	Press release issued November 8, 2010

*

Exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of the omitted exhibits and schedules to the Securities and Exchange Commission upon its request.